Exhibit 10.3

   Employment Agreement Between Bay State Bancorp, Inc and Denise M. Renaghan

Exhibit 10.3

     Ms.  Renaghan's  Employment  is the  same as the  Employment  Agreement  in
Exhibit 10.1, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Denise M. Renaghan; (ii) the signatory for the Company, which is John F. Murphy; (iii) the position in Section 1, which is Executive Vice President and Chief Operating Officer; and (iv) the amount of the base salary in Section 3(a), which is $175,000.